EEI Financial Conference
Analyst Information

IDACORP

Lake Buena Vista, Florida
November 7, 2011

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the continuing effects of the weak economy, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

IDACORP

Who We Are

IDACORP

Regulated

IDAHO POWER

An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY

An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area

IDACORP

Hydroelectric Facilities and Nameplate Capacities

1	Hells Canyon	391.5 MW
2	Oxbow	190.0 MW
3	Brownlee	585.4 MW
4	Cascade	12.4 MW
5	Swan Falls	27.2 MW
6	C. J. Strike	82.8 MW
7	Bliss	75.0 MW
8	Lower Malad	13.5 MW
9	Upper Malad	8.3 MW
10	Lower Salmon	60.0 MW
11	Upper Salmon	34.5 MW
12	Thousand Springs	8.8 MW
13	Clear Lake	2.5 MW
14	Shoshone Falls	12.5 MW
15	Twin Falls	52.9 MW
16	Milner	59.4 MW
17	American Falls	92.3 MW
	Total	1,709.0 MW



WASHINGTON
IDAHO
OREGON
WYOMING
UTAH
NEVADA
Boardman
Salmon
Payette
LG
Boise
Snake River
Bennett Mountain
Danskin
Jim Bridger
Pocatello
Twin Falls
North Valmy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

Thermal Facilities And Capacities

Coal	
Jim Bridger	770.5 MW*
North Valmy	283.5 MW*
Boardman	64.2 MW*
Natural Gas	
Bennett Mountain	172.8 MW
Evander Andrews	270.9 MW**
Diesel	
Salmon Diesel	5.0 MW
Total	1,566.9 MW

■ Future Langley Gulch Power Plant

* Idaho Power Co. Share ** Danskin

Idaho Power Core Business



Generation

1,709	MW Hydro
1,118	MW Coal
449	MW Other
3,276	Total MW



Step-Up Station
28 In service

Transmission
4,817 Miles of high-voltage transmission lines





Substation
229 Substations

Distribution Lines
26,698 Miles of distribution lines





Customers
492,073 General Business Customers as of December 31, 2010

Good Corporate Citizen



Special Report
Forbes
IDACORP
The 100 Most Trustworthy Companies
2009 & 2010

maplecroft Sector: Utilities

Maplecroft analyzes, indexes and maps over 100 global risks to help organizations identify risks and responsibilities across operations, supply chains and distribution networks.

Climate Innovation Indexes (CIIs)		2009	2010
The Maplecroft CII	IDACORP:	68/318	57/339
The Maplecroft CII Leaders	IDACORP:	68/100	57/100

The Maplecroft CII

The largest US companies that engage in public climate-related programs

The Maplecroft CII Leaders

100 top performing companies from the Maplecroft CII



CO_2 - lbs/MWh
Low Carbon Footprint
2,000
1,500
1,000
500
0
Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States
Prepared June 2010 by a collaborative effort among Ceres, the Natural Resources Defense Council (NRDC), Public Service Enterprise Group (PSEG), Constellation Energy and Entergy (2008 Generation Data)
Idaho Power

Idaho Economic Brief

Unemployment Rate


10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
Historic
Forecast
Idaho
U.S.

Top Employers

Wal-Mart Stores, Inc.

Boise State University

St. Lukes Health System

St. Alphonsus Medical Center

Idaho State University

Battelle Energy Alliance

Micron Technologies, Inc.

J.R. Simplot Company

Wells Fargo & Company

Hewlett-Packard Company

Source: Moody's Analytics, September 2011

IDACORP Attributes



- 95 Years of Tradition
- Strong Hydroelectric Base
- Productive Regulatory Strategy
- Growing Customer Base
- Culture of Integrity
- Future of Growth

Financial



Earnings Per Diluted Share & Return on Year-End Equity

(Period-End)


Earnings Per Diluted Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
19.1% CAGR
$1.86
$2.17
$2.64
$2.95
$3.59
2007
2008
2009
2010
2011
12-Mos
Ended Sept. 30,


Return on Year-End Equity
12%
10%
8%
6%
4%
2%
0%
6.8%
7.6%
8.9%
9.3%
10.8%
2007
2008
2009
2010
2011
12-Mos
Ended Sept. 30,

Liquidity

As of September 30, 2011
($ Million)

	IDACORP	Idaho Power[1]
5-Year Line of Credit Facility – Expires April 2012 [2]	$ 100	$ 300
Plus: Cash	6	25
Less: Commercial Paper	(51)	0
Total	$ 55	$ 325

[1] $24.2 million identified for Port of Morrow and American Falls bonds that holder may put to Idaho Power.
[2] New credit facilities effective October 26, 2011 (Expire October 2016).
IDACORP – $125 million; Idaho Power Company – $300 million

Estimated Capital Expenditures

3rd Quarter 2011
(Millions of Dollars)

	2011	2012 - 2013
Ongoing capital expenditures	$ 187 – 189	$ 395 – 406
Langley Gulch	121 – 125	35 – 39
Other major projects	12 – 16	20 – 25
Total	$ 320 – 330	$ 450 – 470

Credit Ratings

As of November 3, 2011

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating / Long-Term Issuer Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper Senior Unsecured	A-2	A-2	P-2	P-2
Credit Facility	None	None	Baa1	Baa2
Senior Unsecured Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

Key Financial & Operating Metrics and 2011 Earnings Guidance

	2011 Estimate (1)	Previous (2)
Idaho Power Operations & Maintenance Expense (millions)	No Change	\$310 – \$320
Idaho Power Capital Expenditures (millions)	No Change	\$320 – \$330
Idaho Power Hydroelectric Generation (million MWh)	11.0 – 11.5	9.5 – 10.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	No Change	\$0 – \$3
2011 IDACORP Earnings Guidance (3)	\$3.35 - \$3.45 per diluted share	

(1) As of November 3, 2011.

(2) As of August 4, 2011.

(3) Includes the benefits from the uniform capitalization tax method change, less an approximate \$10 million pre-tax charge that Idaho Power predicts could be recorded in the fourth quarter of 2011 if the terms set forth in Idaho Power's November 2, 2011 Idaho Public Utilities Commission application are accepted as filed by December 31, 2011.

Regulatory



Productive Regulatory Strategy

Year	Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)
2009	Idaho General Rate Case	February 1st	$ 21
	Idaho General Rate Case	March 19th	$ 6
	Idaho AMI	June 1st	$ 11
	Oregon AMI	June 1st	$ 1
	Oregon Power Cost Update	June 1st	$ 4
2010	Idaho Settlement Agreement	June 1st	$ 89
	Idaho PCA	June 1st	$(147)
	Idaho Pension Expense Recovery	June 1st	$ 5
	Idaho AMI	June 1st	$ 2
	Idaho FCA	June 1st	$ 4
	Oregon Power Cost Update	June 1st	$ 2
2011	Idaho PCA	June 1st	$ (40)
	Idaho FCA	June 1st	3
	Idaho Pension Expense Recovery	June 1st	$ 12

Idaho General Rate Case

Settlement Stipulation

January 1, 2012

	Non-NPSE	NPSE	Total
As-Filed in General Rate Case	$ 71.3	$ 11.3	$ 82.6
Adjustments in Settlement Stipulation	(25.8)	(22.8)	(48.6)
Settlement Stipulation Result	$ 45.5	$ (11.5)	$ 34.0

IPUC Application – ADITC Extension

November 2, 2011

- Available ADITC credits: $45 million
  - Maximum available in 2012: $25 million
  - Unused credits carried forward to 2013
- Period: 2012 – 2013
- Modified ROE:
  - 50/50 Sharing above 10% Return on Year-End Equity
  - ADITC Support below 9.5% Return on Year-End Equity
- Contingent upon receiving authorization by December 31, 2011

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2004 2005 2006 2007 2008 2009 2010
Idaho Power
National Average*


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2004 2005 2006 2007 2008 2009 2010
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 1/1/11

Residential Rates

1,000 Kilowatt Hours



Bellevue $95.30
Spokane $78.83
Missoula $105.25
Grand Forks $76.69
St. Paul $109.22
Manchester $164.17
Portland $107.15
Boise $78.40
New York $222.40
Boston $165.25
Rapid City $115.21
Detroit $134.58
New Haven $219.52
Casper $82.72
Philadelphia $166.01
Cedar Rapids $118.03
Cincinnati $126.59
Reno $114.86
Chicago $122.81
Washington, D.C. $140.00
Salt Lake City $87.69
Denver $96.59
San Francisco $230.02
Wichita $93.18
Kansas City $87.95
Lexington $80.14
Charlotte $92.99
Long Beach $208.61
Tulsa $85.13
Phoenix $107.79
San Diego $228.83
Jackson $113.39
Atlanta $97.40
Las Cruces $86.65
Beaumont $105.44
Honolulu $269.73
New Orleans $88.35
Miami $95.01

Source: EEI Residential, Commercial, Industrial Bills; Investor-Owned Utilities January 1, 2011

Small Industrial Rates

1,000 Kilowatts/400,000 Kilowatt Hours



Bellevue
$33,847
Spokane
$31,687
Missoula
$31,042
Portland
$27,313
Boise
$18,216
Grand Forks
$24,516
Rapid City
$33,382
St. Paul
$29,896
Casper
$26,895
Reno
$37,541
Salt Lake City
$25,190
Denver
$29,257
Cedar Rapids
$27,072
Detroit
$33,453
Cincinnati
$42,929
New York
$67,452
Philadelphia
$41,483
Manchester
$52,670
Boston
$53,337
New Haven
$51,822
Washington, D.C.
$53,924
San Francisco
$44,598
Long Beach
$39,988
Wichita
$25,014
Kansas City
$27,360
Lexington
$24,878
Charlotte
$24,146
Tulsa
$21,878
Phoenix
$30,688
San Diego
$52,464
Las Cruces
$25,211
Jackson
$32,784
Atlanta
$37,526
Beaumont
$36,400
New Orleans
$27,608
Honolulu
$94,487
Miami
$32,747

Source: EEI Residential, Commercial, Industrial Bills; Investor-Owned Utilities January 1, 2011

Operations

General Business Energy Sales & Revenues

By Customer Class


General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,542
14,544
13,948
13,513
13,723
2007
2008
2009
2010
2011
12-Mos
Ended Sept. 30,
Residential
Commercial
Industrial
Irrigation


General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 668.3
$ 784.3
$ 883.8
$ 870.4
$ 845.9
2007
2008
2009
2010
2011
12-Mos
Ended Sept. 30,
Residential
Commercial
Industrial
Irrigation

Today and Tomorrow


2011 Integrated Resource Plan
June 2011
IDAHO POWER.

"Energy is a finite and valuable resource, and energy diversity is energy security."

Mark Stokes,
Power Supply Planning Manager

2011 Integrated Resource Plan



CCCT
(Langley Gulch)*
300MW
Shoshone Falls Upgrade*
49MW
Geothermal
52MW
Solar Power Tower
50MW
Small Hydro
60MW
2011
2012
2013
2015
2016
2021
2022
2024
2025
2028
2029
2030
Solar Demo
Project
Boardman to Hemingway
450MW
SCCT
170MW
CCCT
300MW
SCCT
170

* Committed Resource

Summer Peak

Load and Resources

July 16, 2010



3,500
3,000
2,500
2,000
1,500
1,000
500
0
MW
Peak Load
Demand Response
Purchased Power
Gas Peakers
Hydro
Wind
Coal
12:00 AM
6:00 AM
12:00 PM
6:00 PM
12:00 AM
Time

July 26, 2011

Peak Wind @ 2:00 A.M.



316 MW
Total Wind MW
Total System Load MW
320
300
280
260
240
220
200
180
160
140
120
2700
2500
2300
2100
1900
1700
0:00 1:00 2:00 3:00 4:00 5:00 6:00 7:00 8:00 9:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00 0:00
Total Wind
System Load

Sources of Electricity

Total Source:

2010
Supply-Side Resources



3%
3%
1%
44%
49%

Projected 2030
Supply-Side Resources



9%
7%
5%
26%
53%

Company-Owned Generation:

2010
Supply-Side Resources



3%
46%
51%

Projected 2030
Supply-Side Resources



9%
3%
32%
56%

■ Coal ■ Hydro ■ Natural Gas ■ Wind ■ Other

Source: Idaho Power 2011 Integrated Resource Plan

Summary of Pollution Controls

Current & Expected

	NOX		SO2			Opacity and PM		Hazardous Air Pollutants (HAPS MACT)
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Various Controls
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	Expected Requirement
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	Expected Requirement
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	Expected Requirement
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	Expected Requirement
Boardman	2011	Not Required	Not Required	n/a	2014	1980	n/a	Expected Requirement (2012 for Mercury)
North Valmy Unit 1	2008	Not Required Yet	Not Required Yet	n/a	n/a	n/a	1981	Expected Requirement
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	Expected Requirement

HAPS MACT (also known as Utility MACT) - Final Rule is expected in November 2011. This Rule will regulate Mercury, Acid-Gases, and Hazardous Non-Mercury Metals.

Langley Gulch



- 300 MW combined cycle natural gas power plant
- On schedule & within the budget of $427 million
- Expected in-service – June 2012
- Heat rate – approximately 6,750 Btu/Kwh
- Gas burn rate – approximately 1,800 MMBtu/h

IDACORP

Boardman to Hemingway

500kV Project

- Estimated cost $820 million
- 299 mile, 500-kV transmission line
- Expected in service 2016



WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM



YAKIMA COUNTY
BENTON COUNTY
WALLA WALLA COUNTY
KLICKITAT COUNTY
BOARDMAN
GRASSLAND SUBSTATION
BOMBING RANGE NORTH ALTERNATIVE
CECIL
PENDLETON
UMATILLA COUNTY
MORROW COUNTY
PILOT ROCK
HEPPNER
LA GRANDE
UKIAH
UNION COUNTY
NORTH POWDER
JOSEPH
BLUE MOUNTAIN FOREST STATE PARK ALTERNATIVE
NATIONAL FOREST UTILITY CORRIDOR
230kV
1:175,000
GLASS HILL ALTERNATIVE
CLOVER CREEK VALLEY ALTERNATIVE
69kV
1:500,000
KEATING
VIRTUE FLAT ALTERNATIVE
BAKER CITY
OREGON
GRANT COUNTY
BAKER COUNTY
PINE CREEK
ADAMS COUNTY
IDAHO
DURKEE
MINERAL
PRAIRIE CITY
WEATHERBY
LIME
HUNTINGTON
MIDVALE
WASHINGTON COUNTY
CANYON CITY
WEISER
CRYSTAL
BROGAN
SENECA
PAYETTE
ONTARIO
VALE
PAYETTE COUNTY
NEW PLYMOUTH
GEM COUNTY
WESTFALL
HARPER
MALHEUR COUNTY
PARMA
ADRIAN
SAND HOLLOW
CANYON COUNTY
HOMEDALE
MARSING
NAMPA
HARNEY
BURNS
HARNEY COUNTY
HEMINGWAY SUBSTATION
MELBA
REYNOLDS
MURPHY
OWYHEE COUNTY
DOUBLE CIRCUIT 138/69KV
RELOCATED 138KV SEGMENT
138kV
69kV
1:125,000

Gateway West

Transmission Line Project

A joint proposal between Idaho Power Company and PacifiCorp



MONTANA
IDAHO
Boise
Murphy
Midpoint
Borah
Pocatello
Populus
Montpelier
Twin Falls
Cedar Hill
OREGON
IDAHO
NEVADA
UTAH
Kemmerer
Jim Bridger
Rock Springs
Creston
Rawlins
Aeolus
Medicine Bow
Casper
Glenrock
Windstar
WYOMING
COLORADO
Salt Lake City
0
50
100
Miles
Approximate Substation Location
Proposed
Energize to 500 kV
Alternative
Study Area

www.gatewaywestproject.com

Winter Outlook

November 2011 Through January 2012

Temperature



B
40
33
EC
EC
33
33
40
A
EC
B

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

Precipitation



50
A
40
50
A
EC
EC
33
40
50
40
33
B
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

For Additional Information

Darrel T. Anderson
Executive Vice President–Administrative Services
and Chief Financial Officer
(208) 388-2650

Steven R. Keen
Vice President Finance and Treasurer
(208) 388-2600

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

WWW.IDACORPINC.COM
WWW.IDAHOPOWER.COM